UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2015

Date of Report (Date of earliest event reported)

SUCCESS HOLDING GROUP INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada	333-188563	99-0378256
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

531 Airport North Office Park Fort Wayne, Indiana	46825
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

Registrant’s telephone number, including area code

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 5.02 is incorporated by reference into this Item 1.01.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 5.02 is incorporated by reference into Item 3.02.

The shares of the Common Stock of the Company issued pursuant to the Agreement were issued in reliance on the exemption from registration afforded by Section 4(a)(2) under the Securities Act and corresponding provisions of state securities laws.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On February 10, 2015, the Board of Directors (“Board”) of Success Holding Group International Inc. (the “Company”) appointed Mr. Mark Corrao as a member of the Board, effective as of February 10, 2015.

There is no family relationship between Mr. Corrao and any of the Company’s other officers and directors. There are no understandings or arrangements between Mr. Corrao and any other person pursuant to which Mr. Corrao was appointed as director.

Other than disclosed herein, there have been no transactions, since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which Mr. Corrao had or will have a direct or indirect material interest.

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Mark Corrao

Mark Corrao, Age 57, was a Partner of The Mariner Group since 2013 and continues to serve as the Managing Director of The CFO Squad since the merger of The Mariner Group LLC and The CFO Squad. The CFO Squad is a financial and business advisory firm providing outsourced and part-time CFO services for emerging to midsized companies in a wide range of businesses and industries. Mr. Corrao also serves as the CFO of KannaLife Sciences, Inc. since 2012. In 2012, Mr. Corrao served as the CFO of Business Efficiency Experts, Inc., a professional service provider in the financial areas of accounting, taxation, auditing, venture capital and SEC registrations (reporting). Prior to that, Mr. Corrao served as a Director from 2001 to 2013 and the CFO from 2001 to 2010 of StrikeForce Technologies, Inc. Mr. Corrao received a B.S. Degree in Public Accounting from City University of New York - Brooklyn College. He is experienced in financial management and in operations, business development, sales, administration and human resource functions.

Pursuant to the terms of the Letter Agreement between the Company and Mark Corrao dated February 1, 2015 (the “Agreement”), Mr. Corrao will receive an annual fee of $24,000 and 50,000 shares of common stock, par value $0.001 per share, of the Company, vesting as in installments of 16,666, 16,666 and 16,667 shares on the first, second and third annual anniversary of the date of the grant. Mr. Corrao will serve as a member of the Board for three years or until the next annual meeting of stockholders.

The foregoing description of the principal terms of the Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the Agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Letter Agreement by and between Success Holding Group International Inc. and Mark Corrao dated February 1, 2015
99.1	Press Release dated February 17, 2015
99.2	Press Release dated February 17, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCCESS HOLDING GROUP INTERNATIONAL INC.

Date: February 17, 2015	By:	/s/ Brian Kistler
Brian Kistler
President

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